                                                                    EXHIBIT 3.19
                                                                    ------------



[SEAL]

               STATE OF MISSOURI ... OFFICE OF SECRETARY OF STATE
                        ROY D. BLUNT, SECRETARY OF STATE

                     AMENDMENT OF ARTICLES OF INCORPORATION
                  (TO BE SUBMITTED IN DUPLICATE BY AN ATTORNEY)

HONORABLE ROY D. BLUNT
SECRETARY OF STATE
STATE OF MISSOURI
P.O. BOX 778 JEFFERSON CITY, MO 65102

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1.       The present name of the Corporation is VARIFORM PLASTICS INC.
                                                --------------------------------

--------------------------------------------------------------------------------

The name under which it was originally organized was VARIFORM PLASTICS INC.
                                                    ----------------------------

--------------------------------------------------------------------------------

2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on JULY 22 , 1985

3.       Article Number 1 is amended to read as follows:

                  "1. The name of the corporation is Variform, Inc."






           (IF MORE THAN ONE ARTICLE IS TO BE AMENDED OR MORE SPACE IS
                            NEEDED ATTACH FLY SHEET.)

Corp. 44 (I-85)

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                                                                               2


IN WITNESS WHEREOF, the undersigned,        RALPH L. AYERS, PRESIDENT
                                    --------------------------------------------
                                                   President or

--------------------------------------------------------------------------------
                                 Vice President

has executed this instrument and its    SECRETARY, SUSAN L. AYERS
                                     -------------------------------------------
                                          Secretary or Assistant Secretary

has affixed its corporate seal hereto and attested said seal on the 29TH day of JULY, 1985.

CORPORATE
SEAL

                                    VARIFORM PLASTICS INC.
                                ------------------------------
                                      Name of Corporation

ATTEST:


/s/ Susan L. Ayers                  By  /s/ Ralph L. Ayers
-------------------------------         ---------------------------------------
        Secretary                                     President
Susan L. Ayers, Secretary               Ralph L. Ayers, President


STATE OF MISSOURI       )
                        ) ss.
COUNTY OF JACKSON       )

I, LINDA SOHM , a Notary Public, do hereby certify that on this 29TH day of JULY , 1985, personally appeared before me RALPH L. AYERS who, being by me first duly sworn, declared that he is the PRESIDENT of VARIFORM PLASTICS INC. that he signed the foregoing document as PRESIDENT of the corporation, and that the statements therein contained are true.

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                                                                               3


NOTARIAL SEAL

                                        /s/ Linda Sohm
                                        ----------------------------------------
                                                    Notary Public


                                        My commission expires AUGUST 19, 1988


                                        FILED AND CERTIFICATE
                                               ISSUED
                                            AUG 01 1985
                                        /s/ Roy D. Blunt
                                        Corporation Dept. Secretary of State





Corp. 44 (Page 3)